UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report: June 2, 2017
(date of earliest event reported)

GGP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)

(312) 960-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2017, the Board of Directors of GGP Inc. (the “Company”) approved an amendment to the Company's bylaws to create the role of Lead Director. A copy of the Fourth Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's independent directors appointed Daniel B. Hurwitz as the Company's initial Lead Director.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of GGP Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GGP INC.

	By:	/s/ Stacie L. Herron
Date: June 2, 2017		Stacie L. Herron
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of GGP Inc.